Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

September 30, 2013

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	September 30, 2013	December 31, 2012
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$26,262,878	$24,172,136
Held for investment, at amortized cost	76,212	76,088
Equity securities, available for sale, at fair value	9,708	53,422
Mortgage loans on real estate	2,593,851	2,623,940
Derivative instruments	625,236	415,258
Other investments	212,870	196,366
Total investments	29,780,755	27,537,210

Cash and cash equivalents	934,931	1,268,545
Coinsurance deposits	2,970,601	2,910,701
Accrued investment income	307,554	261,833
Deferred policy acquisition costs	2,291,996	1,709,799
Deferred sales inducements	1,763,137	1,292,341
Deferred income taxes	225,894	—
Other assets	438,279	153,049
Total assets	$38,713,147	$35,133,478

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$34,652,479	$31,773,988
Other policy funds and contract claims	431,425	455,752
Notes payable	691,452	309,869
Subordinated debentures	246,003	245,869
Amounts due under repurchase agreements	148,180	—
Deferred income taxes	—	49,303
Income taxes payable	29,878	4,756
Other liabilities	1,119,062	573,704
Total liabilities	37,318,479	33,413,241

Stockholders' equity:
Common stock	64,723	61,751
Additional paid-in capital	487,971	496,715
Unallocated common stock held by ESOP	(1,623)	(2,583)
Accumulated other comprehensive income	163,725	686,807
Retained earnings	679,872	477,547
Total stockholders' equity	1,394,668	1,720,237
Total liabilities and stockholders' equity	$38,713,147	$35,133,478

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenues:
Traditional life insurance premiums	$2,493	$3,300	$8,104	$9,770
Annuity product charges	26,451	23,875	71,443	65,176
Net investment income	354,147	318,594	1,019,980	965,763
Change in fair value of derivatives	193,028	161,090	631,030	269,404
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	(2,077)	(1,238)	24,197	(7,925)
OTTI losses on investments:
Total OTTI losses	—	—	(4,964)	(2,156)
Portion of OTTI losses recognized from other comprehensive income	(222)	(1,686)	(1,270)	(3,389)
Net OTTI losses recognized in operations	(222)	(1,686)	(6,234)	(5,545)
Loss on extinguishment of debt	(938)	—	(1,527)	—
Total revenues	572,882	503,935	1,746,993	1,296,643

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,647	1,865	5,488	6,232
Interest sensitive and index product benefits	327,976	246,105	889,810	527,961
Amortization of deferred sales inducements	34,625	7,709	183,992	50,359
Change in fair value of embedded derivatives	36,224	188,201	(8,913)	466,278
Interest expense on notes payable	12,957	7,141	26,985	21,208
Interest expense on subordinated debentures	3,034	3,235	9,061	10,384
Amortization of deferred policy acquisition costs	50,034	25,954	265,534	105,086
Other operating costs and expenses	20,658	36,170	65,029	76,785
Total benefits and expenses	487,155	516,380	1,436,986	1,264,293
Income (loss) before income taxes	85,727	(12,445)	310,007	32,350
Income tax expense (benefit)	29,546	(4,616)	107,682	10,949
Net income (loss)	$56,181	$(7,829)	$202,325	$21,401

Earnings (loss) per common share	$0.86	$(0.13)	$3.15	$0.35
Earnings (loss) per common share - assuming dilution	$0.75	$(0.13)	$2.79	$0.34
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	65,129	62,504	64,239	60,723
Earnings (loss) per common share - assuming dilution	74,560	65,262	72,459	65,232

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,493	$2,913	$2,698	$3,107	$3,300
Surrender charges	11,160	11,292	11,502	10,153	11,240
Lifetime income benefit rider fees	15,291	12,219	9,979	13,677	12,635
Net investment income	354,147	336,143	329,690	321,160	318,594
Change in fair value of derivatives	193,028	64,040	373,962	(48,266)	161,090
Net realized gains (losses) on investments, excluding OTTI	(2,077)	15,689	10,585	1,471	(1,238)
Net OTTI losses recognized in operations	(222)	(2,775)	(3,237)	(9,387)	(1,686)
Loss on extinguishment of debt	(938)	(589)	—	—	—
Total revenues	572,882	438,932	735,179	291,915	503,935

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,647	2,106	1,735	1,843	1,865
Interest sensitive and index product benefits (a)	327,976	336,025	225,809	290,126	246,105
Amortization of deferred sales inducements (b)	34,625	120,536	28,831	36,798	7,709
Change in fair value of embedded derivatives	36,224	(408,409)	363,272	(179,379)	188,201
Interest expense on notes payable	12,957	6,780	7,248	7,271	7,141
Interest expense on subordinated debentures	3,034	3,018	3,009	3,074	3,235
Amortization of deferred policy acquisition costs (b)	50,034	169,270	46,230	59,833	25,954
Other operating costs and expenses (c)	20,658	24,851	19,520	18,710	36,170
Total benefits and expenses	487,155	254,177	695,654	238,276	516,380
Income (loss) before income taxes	85,727	184,755	39,525	53,639	(12,445)
Income tax expense (benefit)	29,546	64,642	13,494	17,242	(4,616)
Net income (loss) (a) (b) (c)	$56,181	$120,113	$26,031	$36,397	$(7,829)

Earnings (loss) per common share	$0.86	$1.87	$0.41	$0.58	$(0.13)
Earnings (loss) per common share - assuming dilution (a) (b) (c)	$0.75	$1.71	$0.38	$0.55	$(0.13)
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	65,129	64,254	63,314	62,856	62,504
Earnings (loss) per common share - assuming dilution	74,560	70,382	68,706	65,897	65,262

(a)
Q3 2013 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $1.8 million and increased net income and earnings per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

Q3 2012 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $2.2 million and decreased net loss and loss per common share - assuming dilution by $1.4 million and $0.02 per share, respectively.

(b)
Q3 2013 includes benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $11.1 million and $18.5 million, respectively, and increased net income and earnings per common share- assuming dilution by $19.1 million and $0.26 per share, respectively.

Q3 2012 includes expense from unlocking which reduced amortization of deferred sales inducements by $0.2 million, increased amortization of deferred policy acquisition costs by $3.7 million, and increased net loss and loss per common share - assuming dilution for Q3 2012 by $2.2 million and $0.03 per share, respectively.

(c)
Q2 2013 includes expense of $8.5 million related to assessments received and future estimates of assessments from state guaranty fund associations related to the insolvency of Executive Life Insurance Company of New York, which after income taxes decreased net income and earnings per common share - assuming dilution by $5.5 million and $0.08 per share, respectively.

Q2 2013 includes a benefit of $3.2 million related to the final settlement of a litigation liability established in 2010, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes increased net income and earnings per common share - assuming dilution by $2.0 million and $0.03 per share, respectively.
Q3 2012 includes expense from recognizing an estimated litigation liability of $17.5 million, which, after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net loss and loss per common share - assuming dilution by $9.6 million and $0.15 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, fair value changes in derivatives and embedded derivatives, loss on extinguishment of debt and changes in litigation reserves. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss) provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) to Operating Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(Dollars in thousands, except per share data)
Net income (loss)	$56,181	$(7,829)	$202,325	$21,401
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI (a)	890	1,415	(5,488)	5,823
Change in fair value of derivatives and embedded derivatives (a)	2,229	19,000	(72,187)	42,478
Litigation reserve (a)	—	9,580	(1,969)	9,580
Extinguishment of debt (a)	548	—	893	—
Operating income (a non-GAAP financial measure)	$59,848	$22,166	$123,574	$79,282

Per common share - assuming dilution:
Net income (loss)	$0.75	$(0.13)	$2.79	$0.34
Adjustments to arrive at operating income:
Anti-dilutive effect of net loss	—	0.01	—	—
Net realized investment (gains) losses, including OTTI	0.01	0.02	(0.07)	0.08
Changes in fair value of derivatives and embedded derivatives	0.03	0.29	(0.99)	0.65
Litigation reserve	—	0.15	(0.03)	0.15
Extinguishment of debt	0.01	—	0.01	—
Operating income (a non-GAAP financial measure)	$0.80	$0.34	$1.71	$1.22

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and net of income taxes.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$2,299	$2,924	$(17,963)	$13,470
Amortization of DAC and DSI	(917)	(727)	9,441	(4,428)
Income taxes	(492)	(782)	3,034	(3,219)
	$890	$1,415	$(5,488)	$5,823
Change in fair value of derivatives and embedded derivatives:
Index annuities	$(26,228)	$88,646	$(300,927)	$173,000
2015 notes, note hedge and warrants	11,445	—	11,445	—
Interest rate caps and swap	705	1,484	(6,148)	5,037
Amortization of DAC and DSI	17,531	(60,531)	184,023	(111,753)
Income taxes	(1,224)	(10,599)	39,420	(23,806)
	$2,229	$19,000	$(72,187)	$42,478
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$—	$17,532	$(3,212)	$17,532
Amortization of DAC and DSI	—	(2,656)	156	(2,656)
Income taxes	—	(5,296)	1,087	(5,296)
	$—	$9,580	$(1,969)	$9,580
Extinguishment of debt:
Loss on extinguishment of debt	$938	$—	$1,527	$—
Income taxes	(390)	—	(634)	—
	$548	$—	$893	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Operating Income

	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012
	(Dollars in thousands, except per share data)
Net income (loss)	$56,181	$120,113	$26,031	$36,397	$(7,829)
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI (a)	890	(3,574)	(2,804)	2,825	1,415
Change in fair value of derivatives and embedded derivatives (a)	2,229	(84,653)	10,237	(8,317)	19,000
Litigation reserve (a)	—	(1,969)	—	—	9,580
Extinguishment of debt (a)	548	345	—	—	—
Operating income (a non-GAAP financial measure) (b) (c) (d)	$59,848	$30,262	$33,464	$30,905	$22,166

Operating income per common share - assuming dilution (b) (c) (d)	$0.80	$0.43	$0.49	$0.47	$0.34

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of related adjustments to amortization and deferred sales inducements and deferred policy acquisition costs and net of income taxes.

(b)
Q2 2013 includes expense of $8.5 million related to assessments received and future estimates of assessments from state guaranty fund associations related to the insolvency of Executive Life Insurance Company of New York, which after income taxes decreased operating income and operating income per common share - assuming dilution by $5.5 million and $0.08 per share, respectively.

(c)
Q3 2013 includes benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $12.6 million and $20.4 million, respectively, and increased operating income and operating income per common share- assuming dilution by $21.3 million and $0.29 per share, respectively.

Q3 2012 includes expense from unlocking which increased amortization of deferred sales inducements and amortization of deferred policy acquisition costs by $2.4 million and $7.3 million, respectively, and decreased operating income and operating income per common share - assuming dilution by $6.3 million and $0.09 per share, respectively.

(d)
Q3 2013 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $1.8 million and increased operating income and operating income per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

Q3 2012 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact reduced interest sensitive and index product benefits by $2.2 million and increased operating income and operating income per common share - assuming dilution by $1.4 million $0.02 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Summary of Adjustments to Arrive at Operating Income

	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012
	(Dollars in thousands)
Net realized (gains) losses on investments	$2,077	$(15,689)	$(10,585)	$(1,471)	$1,238
Net OTTI losses recognized in operations	222	2,775	3,237	9,387	1,686
Change in fair value of derivatives	25,448	91,374	(299,494)	156,123	(96,232)
Loss on extinguishment of debt	938	589	—	—	—
Increase (decrease) in total revenues	28,685	79,049	(306,842)	164,039	(93,308)

Amortization of deferred sales inducements	(6,765)	(82,583)	7,447	(3,140)	28,278
Change in fair value of embedded derivatives	39,526	408,606	(335,174)	182,465	(186,362)
Amortization of deferred policy acquisition costs	(9,849)	(111,570)	9,700	(6,746)	35,636
Other operating costs and expenses	—	3,212	—	—	(17,532)
Increase (decrease) in total benefits and expenses	22,912	217,665	(318,027)	172,579	(139,980)
Increase (decrease) in income (loss) before income taxes	5,773	(138,616)	11,185	(8,540)	46,672
Increase (decrease) in income tax expense	2,106	(48,765)	3,752	(3,048)	16,677
Increase (decrease) in net income (loss)	$3,667	$(89,851)	$7,433	$(5,492)	$29,995

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Capitalization/Book Value per Share

	(a) Pro-forma September 30, 2013	September 30, 2013	December 31, 2012
		(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$597,426	$691,452	$309,869
Subordinated debentures payable to subsidiary trusts	246,003	246,003	245,869
Total debt	843,429	937,455	555,738
Total stockholders’ equity	1,423,351	1,394,668	1,720,237
Total capitalization	2,266,780	2,332,123	2,275,975
Accumulated other comprehensive income (AOCI)	(163,725)	(163,725)	(686,807)
Total capitalization excluding AOCI (b)	$2,103,055	$2,168,398	$1,589,168

Total stockholders’ equity	$1,423,351	$1,394,668	$1,720,237
Accumulated other comprehensive income	(163,725)	(163,725)	(686,807)
Total stockholders’ equity excluding AOCI (b)	$1,259,626	$1,230,943	$1,033,430

Common shares outstanding (c)	68,547,583	65,428,803	62,653,134

Book Value per Share: (d)
Book value per share including AOCI	$20.76	$21.32	$27.46
Book value per share excluding AOCI (b)	$18.38	$18.81	$16.49

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	28.4%	31.9%	19.5%
Adjusted debt / Total capitalization	28.4%	31.9%	20.0%

(a)
Pro-forma September 30, 2013 amounts include the impact of our exchange offers initiated on August 26, 2013 which closed on October 21, 2013. The exchange offers resulted in a net decrease in notes payable of $94,026 and a net increase in stockholders' equity of $28,683.

(b)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(c)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2013 - 892,688 shares; 2012 - 1,142,332 shares and excludes unallocated shares held by the ESOP: 2013 - 186,485 shares; 2012 - 239,799 shares.

(d)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(e)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Spread Results

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Average yield on invested assets	5.02%	5.17%	4.99%	5.36%
Aggregate cost of money	2.22%	2.55%	2.26%	2.60%
Aggregate investment spread	2.80%	2.62%	2.73%	2.76%

Impact of:
Investment yield - additional prepayment income	0.05%	0.04%	0.06%	0.04%
Cost of money effect of (under) over hedging	0.03%	0.01%	0.04%	0.01%

Weighted average investments (in thousands)	$28,370,947	$24,730,542	$27,335,838	$24,029,689
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.

Summary of Cost of Money for Deferred Annuities

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$233,316	$152,150	$610,458	$253,490
Interest credited	76,158	78,431	226,426	230,172
Included in change in fair value of derivatives:
Proceeds received at option expiration	(235,445)	(152,716)	(615,428)	(253,619)
Pro rata amortization of option cost	92,718	89,697	271,115	272,456
Cost of money for deferred annuities	$166,747	$167,562	$492,571	$502,499

Weighted average liability balance outstanding (in thousands)	$30,045,346	$26,285,755	$29,033,190	$25,729,518

Annuity Account Balance Rollforward

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(Dollars in thousands)
Account balances at beginning of period	$29,537,818	$25,859,144	$27,669,672	$24,483,118
Net deposits	998,002	805,109	2,944,307	2,570,567
Premium and interest bonuses	85,389	77,536	250,320	220,784
Fixed interest credited and index credits	309,474	230,581	836,884	483,662
Surrender charges	(11,160)	(11,240)	(33,954)	(35,037)
Lifetime income benefit rider fees	(15,291)	(12,635)	(37,489)	(30,139)
Surrenders, withdrawals, deaths, etc.	(351,358)	(236,130)	(1,076,866)	(980,590)
Account balances at end of period	$30,552,874	$26,712,365	$30,552,874	$26,712,365

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Annuity Deposits by Product Type

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
Product Type	2013	2012	2013	2012	2012
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$722,088	$547,230	$2,091,166	$1,568,989	$2,225,902
Fixed Strategy	254,399	315,029	782,944	885,589	1,208,324
	976,487	862,259	2,874,110	2,454,578	3,434,226
Fixed Rate Annuities:
Single-Year Rate Guaranteed	16,238	22,413	56,552	78,041	98,821
Multi-Year Rate Guaranteed	47,281	45,037	142,828	205,934	249,228
Single premium immediate annuities	13,618	52,315	45,422	140,265	164,657
	77,137	119,765	244,802	424,240	512,706
Total before coinsurance ceded	1,053,624	982,024	3,118,912	2,878,818	3,946,932
Coinsurance ceded	42,004	36,539	129,183	167,986	203,734
Net after coinsurance ceded	$1,011,620	$945,485	$2,989,729	$2,710,832	$3,743,198

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at September 30, 2013:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.2	10.1	15.8%	$28,530,195	93.4%
Single-Year Fixed Rate Guaranteed Annuities	11.1	4.4	8.0%	1,444,654	4.7%
Multi-Year Fixed Rate Guaranteed Annuities (a)	6.1	1.5	4.3%	578,025	1.9%
Total	13.9	9.7	15.2%	$30,552,874	100.0%

(a)	60% of Net Account Value is no longer in multi-year guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$658,984	$767,441
0.0% < 2.0%	34,387	332,513
2.0% < 3.0%	45,263	133,472
3.0% < 4.0%	24,629	301,388
4.0% < 5.0%	88,549	227,187
5.0% < 6.0%	87,267	331,282
6.0% < 7.0%	192,635	222,192
7.0% < 8.0%	170,659	764,070
8.0% < 9.0%	122,587	416,302
9.0% < 10.0%	59,247	456,875
10.0% or greater	538,472	24,577,473
	$2,022,679	$28,530,195

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,426,425	0.00%
2013	115,481	2.07%
2014	501,992	2.26%
2015	548,504	3.90%
2016	800,440	5.57%
2017	960,769	6.90%
2018	838,032	8.89%
2019	586,584	9.73%
2020	919,488	11.33%
2021	1,218,458	13.09%
2022	2,063,599	15.13%
2023	4,719,753	16.90%
2024	4,118,781	18.27%
2025	3,186,057	18.71%
2026	2,747,649	18.65%
2027	2,620,202	19.10%
2028	1,746,895	19.63%
2029	1,402,278	19.99%
2030	31,487	20.00%
	$30,552,874	15.19%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$758,759	$805,768
› 0.0% - 0.25%	299,833	529,648
› 0.25% - 0.5%	129,792	36,840
› 0.5% - 1.0% (a)	318,969	1,038,552
› 1.0% - 1.5% (a)	95,999	23,426
› 1.5% - 2.0%	118,661	1,973
› 2.0% - 2.5%	2,384	—
› 2.5% - 3.0%	41,950	—
1.00% ultimate guarantee - 2.38% wtd avg interest rate (b)	53,003	—
1.50% ultimate guarantee - 1.67% wtd avg interest rate (b)	97,565	2,697,622
2.00% ultimate guarantee - 2.62% wtd avg interest rate (b)	105,764	—
2.25% ultimate guarantee - 2.67% wtd avg interest rate (b)	—	1,487,091
3.00% ultimate guarantee - 2.89% wtd avg interest rate (b)	—	2,946,806
Allocated to index strategies (see tables that follow)	—	18,962,469
	$2,022,679	$28,530,195

(a)
$86,884 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014. $596,931 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014.

(b)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of September 30, 2013 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.58%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$575	$11,287	$767,352	$43,776	$276,041
2.5% - 3%	991,092	—	—	—	—
3% - 4%	1,821,895	—	—	—	—
4% - 5%	22,471	115,306	1,449,107	—	—
5% - 6%	—	8,198	2,940,058	—	—
6% - 7%	—	—	2,736,249	—	—
>= 7%	—	11,407	41,299	122,671	71,022

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	15%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$166	$2,265	$332,398	$173,292	$205,335
< 20%	213,301	—	—	—	—
20% - 40%	210,594	—	470,138	—	—
40% - 60%	221	—	166,270	133,898	1,395
>= 60%	—	—	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1% (Dollars in thousands)
Current Cap
At minimum	$14,257
1.45% - 1.8%	2,525,173
2.0% - 2.3%	1,836,708
>= 2.3%	1,235,212
If all caps and participation rates were reduced to minimum caps and participation rates, the cost of options would decrease by 0.64% based upon prices of options for the week ended October 15, 2013.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Summary of Invested Assets

	September 30, 2013		December 31, 2012
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$4,907	—%	$5,154	—%
United States Government sponsored agencies	1,239,603	4.2%	1,772,025	6.5%
United States municipalities, states and territories	3,461,131	11.6%	3,578,323	13.0%
Foreign government obligations	92,682	0.3%	105,259	0.4%
Corporate securities	16,817,793	56.5%	14,542,860	52.8%
Residential mortgage backed securities	2,118,827	7.1%	2,888,113	10.5%
Commercial mortgage backed securities	1,590,310	5.4%	357,982	1.3%
Other asset backed securities	1,013,837	3.4%	998,508	3.6%
Total fixed maturity securities	26,339,090	88.5%	24,248,224	88.1%
Equity securities	9,708	—%	53,422	0.2%
Mortgage loans on real estate	2,593,851	8.7%	2,623,940	9.5%
Derivative instruments	625,236	2.1%	415,258	1.5%
Other investments	212,870	0.7%	196,366	0.7%
	$29,780,755	100.0%	$27,537,210	100.0%

Credit Quality of Fixed Maturity Securities - September 30, 2013

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$16,367,238	62.1%	Aaa/Aa/A	$15,889,898	60.3%
2	9,352,577	35.5%	Baa	8,990,901	34.2%
3	524,802	2.0%	Ba	494,981	1.9%
4	93,126	0.4%	B	99,908	0.4%
5	—	—%	Caa and lower	695,562	2.6%
6	1,347	—%	In or near default	167,840	0.6%
	$26,339,090	100.0%		$26,339,090	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Watch List Securities - September 30, 2013

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$40,000	$(6,036)	$33,964	25 - 34
Industrial	49,474	(8,540)	40,934	11 - 37
Industrial	9,357	75	9,432
	$98,831	$(14,501)	$84,330

Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in thousands)
OTTI has not been recognized
Government agency	$736,217	$674,219	$707,533
Prime	606,642	575,629	615,401
Alt-A	33,094	33,482	33,413
	$1,375,953	$1,283,330	$1,356,347
OTTI has been recognized
Prime	$493,889	$425,986	$455,228
Alt-A	368,256	289,885	307,252
	$862,145	$715,871	$762,480
Total by collateral type
Government agency	$736,217	$674,219	$707,533
Prime	1,100,531	1,001,615	1,070,629
Alt-A	401,350	323,367	340,665
	$2,238,098	$1,999,201	$2,118,827
Total by NAIC designation
1	$1,950,683	$1,739,173	$1,850,871
2	192,269	175,920	180,714
3	65,094	58,300	61,671
4	27,272	23,924	24,257
6	2,780	1,884	1,314
	$2,238,098	$1,999,201	$2,118,827

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Fixed Maturity Securities by Sector

	September 30, 2013		December 31, 2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,319,058	$1,244,510	$1,768,379	$1,777,179
United States municipalities, states and territories	3,278,749	3,461,131	3,116,678	3,578,323
Foreign government obligations	86,109	92,682	86,099	105,259
Corporate securities:
Consumer discretionary	1,496,813	1,510,224	1,237,208	1,366,504
Consumer staples	1,169,374	1,195,963	876,654	1,003,651
Energy	1,914,100	1,951,664	1,463,923	1,655,363
Financials	2,930,410	3,022,047	2,476,780	2,713,351
Health care	1,430,258	1,451,657	926,136	1,064,097
Industrials	1,948,177	1,977,952	1,497,435	1,672,681
Information technology	1,103,550	1,099,876	854,347	923,263
Materials	1,335,191	1,327,193	1,076,133	1,189,410
Telecommunications	473,200	474,929	356,486	400,995
Utilities	2,612,796	2,723,164	2,143,026	2,453,736
Residential mortgage backed securities:
Government agency	674,219	707,533	1,024,731	1,119,249
Prime	1,001,615	1,070,629	1,344,775	1,392,741
Alt-A	323,367	340,665	374,031	376,123
Commercial mortgage backed securities:
Government agency	245,427	237,380	35,697	37,976
Other	1,419,114	1,352,930	319,173	320,006
Other asset backed securities:
Consumer discretionary	87,611	87,458	77,464	81,772
Energy	8,277	9,036	8,304	9,152
Financials	711,926	697,731	659,058	677,948
Industrials	185,697	194,534	154,358	166,567
Materials	—	—	28,813	29,150
Telecommunications	14,835	16,805	14,835	17,421
Utilities	6,244	8,273	14,459	16,498
Redeemable preferred stock - financials	7,000	6,912	22,045	23,721
	$25,783,117	$26,262,878	$21,957,027	$24,172,136
Held for investment:
Corporate security - financials	$76,212	$60,843	$76,088	$61,521

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Mortgage Loans on Commercial Real Estate

	September 30, 2013		December 31, 2012
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$772,366	29.4%	$732,762	27.5%
Middle Atlantic	149,951	5.7%	155,094	5.8%
Mountain	353,820	13.5%	387,599	14.6%
New England	22,790	0.9%	26,385	1.0%
Pacific	316,822	12.1%	320,982	12.1%
South Atlantic	491,221	18.7%	458,802	17.3%
West North Central	358,115	13.6%	370,168	13.9%
West South Central	160,478	6.1%	207,091	7.8%
	$2,625,563	100.0%	$2,658,883	100.0%

Property type distribution
Office	$613,050	23.4%	$666,467	25.1%
Medical Office	131,304	5.0%	136,764	5.1%
Retail	698,189	26.6%	677,951	25.5%
Industrial/Warehouse	664,703	25.3%	692,637	26.1%
Hotel	79,385	3.0%	94,045	3.5%
Apartment	269,817	10.3%	219,335	8.2%
Mixed use/other	169,115	6.4%	171,684	6.5%
	$2,625,563	100.0%	$2,658,883	100.0%

	September 30, 2013	December 31, 2012
Credit Exposure - By Payment Activity
Performing	$2,588,791	$2,597,440
In workout	30,724	26,723
Delinquent	—	—
Collateral dependent	6,048	34,720
	2,625,563	2,658,883
Specific Loan Loss Allowance	(20,118)	(23,134)
General Loan Loss Allowance	(11,000)	(11,100)
Deferred prepayment fees	(594)	(709)
	$2,593,851	$2,623,940

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
D. J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2013
First Quarter	$15.03	$12.33	$14.89	$0.00
Second Quarter	$16.60	$14.03	$15.70	$0.00
Third Quarter	$21.42	$15.64	$21.22	$0.00

2012
First Quarter	$13.09	$10.13	$12.77	$0.00
Second Quarter	$12.95	$10.00	$11.01	$0.00
Third Quarter	$12.41	$10.62	$11.63	$0.00
Fourth Quarter	$12.40	$10.56	$12.21	$0.15

2011
First Quarter	$13.93	$11.27	$13.12	$0.00
Second Quarter	$13.53	$11.91	$12.71	$0.00
Third Quarter	$13.22	$8.01	$8.75	$0.00
Fourth Quarter	$11.82	$8.05	$10.40	$0.12
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2013

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com

Daniel Furtado
Jefferies & Company, Inc.
(415) 229-1569
dfurtado@jefferies.com

Mark Finkelstein
Evercore Partners
(312) 445-6440
mark.finkelstein@evercore.com